                                                                   July 31, 1997

Dear Shareholder,

     During the second quarter ending June 30, 1997, the Germany Fund's share price appreciated 11.3%, recording a new all time high. The Fund's net asset value per share rose 5.7% in US$ terms in the quarter and remained in line with the DAX index of thirty leading German stocks.

     The recent merger announced by Bayerische Hypothekenbank and Bayerische Vereinsbank is a clear indication of a growing trend towards a focus on shareholder value and a new equity culture in Germany. An increase in takeover activity is key for a dynamic market environment, as management is forced to focus more on corporate profitability. Furthermore, data from other equity markets around the world confirm that there is a positive correlation between the level of merger activity and overall equity returns.

     Proposed tax reform for 1999, the changes to equity market legislation, and further privatizations of public assets should continue to support the German equity market. The upturn in the market has also been driven by the softening of the Deutsche Mark, boosting earnings of major exporters, as well as the positive effects of the plan for EMU to start in 1999. Realistically, both the Monetary Union and the tax reform--although with some modifications--ought to proceed on schedule.

     Despite the record levels of the equity market and the high valuation by historical standards we consider the risks limited. Monetary policy should continue to be accommodative, given the high unemployment, output gap, and lack of scope for industry to pass on higher costs in prices. Also, the news flow related to companies and the economy as a whole should remain positive in the foreseeable future. Based on current earnings estimates for 1998, the market is still reasonably valued relative to the bond market. Flow of fund patterns have also been clearly in favor of the equity market. There has not been much strain from new issues and IPOs so far this year. However, we do expect a pick-up in the privatization of public assets as the government needs to finance its budget shortfall.

     Most international investors are still underweighted in German equities, but recent figures suggest a net increase in demand. Furthermore, domestic institutions have no suitable investment alternatives at the moment. German insurers, for instance, are still raising their equity weightings in order to meet the minimum returns promised to policyholders and investors. Based on this scenario we believe the German equity market will remain attractive well into 1998.

                                         Sincerely,



/s/ Dr. Ronaldo H. Schmitz                      /s/ G. Richard Stamberger

Dr. Ronaldo H. Schmitz                          G. Richard Stamberger
Chairman and President                          Chief Executive Officer

                        FUND HISTORY AS OF JUNE 30, 1997

                                   STATISTICS

Net Assets                          $262,264,908
Shares Outstanding                    14,581,698
NAV Per Share                             $17.99

                                 TOTAL RETURNS

             Period                          NAV
6 months ended 6/30/97                    14.15%
1 year ended 12/31/96                     25.47%
3 years ended 12/31/96*                   14.79%
5 years ended 12/31/96*                   13.55%

*Average annual return

                               OTHER INFORMATION

NYSE Ticker Symbol                           GER
Dividend Reinvestment Plan                   Yes
Voluntary Cash Purchase Program              Yes
Annual Expense Ratio                       1.20%

                     DIVIDEND & CAPITAL GAIN DISTRIBUTIONS

   Record         Ordinary        LT Capital
    Date           Income            Gains
   9/3/97           $0.07            $0.24
  12/19/96          $0.34            $0.72
   9/3/96            --              $0.13
  12/27/95          $0.29            $0.64
   9/7/95           $0.06            $0.07

                                  PERFORMANCE


                                6 Months ended        Year ended
                                   6/30/97             12/31/96
        Net Asset Value             14.15%               25.47%
        Market Value                16.83%               21.55%
        DAX                         16.17%               18.95%

                 PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 1997

     Medical Equipment                                1.0%
     Steel Manufacturing                              7.2%
     Telecommunications                               6.8%
     Electrical                                       9.3%
     Utilities                                        6.5%
     Insurance                                        6.5%
     Apparel                                          2.7%
     Merchandising                                    2.5%
     Automotive                                      19.8%
     Chemical                                        20.8%
     Pharmaceuticals                                  3.8%
     Banking                                         13.1%


                 10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 1997

                                               % of                                                     % of
                                             Portfolio                                                Portfolio
                                             ---------                                                ---------

1. Daimler Benz                                 10.2     6. VEBA                                         5.5
2. Hoechst                                       8.9     7. Dresdner Bank                                5.5
3. Volkswagen                                    8.3     8. Allianz Holdings                             5.3
4. Deutsche Telekom                              6.8     9. SAP                                          4.7
5. Mannesmann                                    5.8     10. BASF                                        4.6

                      INTERVIEW WITH THE PORTFOLIO MANAGER

QUESTION: In your letter to shareholders you mentioned an increase in merger activity in Germany and their benefits for equity investors. Mergers in Germany do not seem to be as common as in some other European markets such as the United Kingdom or the Netherlands. What makes you think we will see more activity in the future?

ANSWER: First, it should be mentioned that mergers have not been uncommon in Germany. Over the past five years we have witnessed fourteen mergers in excess of two billion Deutsche Marks, eleven have been completed, two are still pending and one has been withdrawn. This number might not match the activity in some other countries, but nevertheless is quite significant for a so called highly regulated market. Interestingly enough, German regulation is less strict to prevent takeovers than is neighboring Holland. German takeovers are governed by a voluntary code, which in itself is not particularly extreme or stringent. The obstacles arise from cross-share holdings and the capital gains tax implications if a merger is successful.

QUESTION: O.K., so mergers are likely to happen again. I am still curious to know how one can avoid the issues of cross-share holdings and taxation and how it would affect future merger activity in Germany.

ANSWER: Corporations manage to avoid the 60% capital gains tax liability by swapping shares. Restrictions, however, are tight and require that the assets must be similar in value, type and function. Yet, interpretation can vary as decisions are delivered by the State and not the Federal Government. In the case of the Bavarian bank merger, the States tax authorities have ruled that a share swap involving stock in two different sectors (insurance and banks) qualifies to reduce capital gains liabilities. Earlier this year the German ministry of finance issued a draft decree stating that share swaps could involve equity of any type of company. While there is still a question mark over how cross border deals would be interpreted, there is no doubt that merger activity in Germany will increase as market deregulation advances and restructuring continues.

QUESTION: You have mentioned the tax reform of 1999 and the proposed changes to the equity market legislation. Could you please explain where these issues stand regarding implementation and how these changes benefit the equity investor?

ANSWER: The seemingly endless debate on tax reform might possibly be brought to a conclusion this September. There are currently two separate tax reform drafts for the years 1998 and 1999, both of which were passed by the Bundestag at the end of June. As expected, the SPD-dominated Bundesrat (upper House) rejected the drafts earlier this summer. A final compromise will now have to be worked out by a parliamentary mediation committee. It appears that the SPDs objections to the proposed tax reform are not on issues affecting corporate Germany, but on how the tax reform is to be financed and its implications on the individual taxpayer (e.g. tax progression). Essentially, the opposition, too, is keen on implementing the tax reform, although with different accents. The relevant aspects of corporate tax reform include: 1) the reduction of the corporate income tax rate from 45% to 35% on retained earnings and from 30% to 25% on distributed earnings, 2) a reduction of the solidarity surcharge by two percentage points to 5.5%, and 3) a broader tax base. In addition to the proposed changes in the tax laws we expect the passage of the Third Financial Market Promotion Bill, a new law to ease fund raising (Kapitalaufnahmeerleichterungsgesetz) and to reform the equities law (Aktienrecht). All of these proposals would have a positive effect on the overall equity market as the new laws would increase profitability, efficiency, and transparency of corporate Germany.

Hanspeter Ackermann, Portfolio Manager of The Germany Fund, Inc.

                    REPORT OF INVESTMENT ADVISER AND MANAGER

OUTLOOK FOR THE GERMAN ECONOMY

     Despite some weaker data for the month of May, the German economy returned to above-trend growth in the second quarter. The composition of growth has become more uneven still with exports exceeding even the most optimistic expectations while domestic demand continues to lag behind. Export growth was highest in Eastern Europe and the United States. For 1997 we expect GDP growth to accelerate to 2.7%, an estimate that remains above consensus forecast. The main driver for our forecast is export-led growth, aided by the weaker Deutsche Mark, and an increase in capital spending.

     Short-term interest rates are at record lows and monetary aggregates have been growing strongly since early 1996. The recent decision by the Bundesbank not to pre-announce weekly fixed-rate repo operations at the 3% level has led to speculations about the introduction of variable repos in the near future. It is obvious that the Bundesbank is unsatisfied with the rapid pace of the recent decline in the Deutsche Mark. However, in our view, the Bundesbank is not yet ready to increase interest rates any time soon. There are two main reasons for our belief: First, despite the recent currency weakness, import price inflation has remained relatively benign. Second, domestic costs are on the decline, as wage growth has slowed and productivity is increasing. This combination is likely to keep consumer price inflation below 2% for 1997 and early 1998 despite the weaker currency.

     The outlook for the German labor market is one of the more interesting and controversial issues in the economy. The recent strong rise in unemployment remains somewhat unusual at this stage of the economic cycle and our estimate of an 11.2% unemployment rate in 1997 might prove too conservative. Usually, unemployment only rises that strongly in times of a recession or severe slowdown of the economy. There are, however, some encouraging signs such as the number of labor participants working short-shifts that has fallen significantly since the beginning of the year, and vacancies are pointing upwards. Also, corporate investment seems to be rising at a faster pace, which has historically coincided with rising employment.

THE FUND'S PORTFOLIO STRATEGY

     The German equity market (DAX 30) is currently trading at an earnings multiple of 23.8 times estimated 1997 earnings and 20.6 times estimated 1998 earnings, which suggests fair value.

     Comparing the Bond/Earnings Yield and the Bond/Dividend Yield ratios to their long term history also suggest fair valuation levels, as both measures are close to their mean. Analyzing enterprise value and cash flow based criteria in all of Europe, German stocks continue to rate favorably in relative terms.


     Our stock selection concentrates on cost leadership, exposure to global growth, and a strict commitment by management to enhance shareholder value. During the second quarter the Germany Fund reduced its underweight in the financial sector as recent earnings releases surprised on the upside. Banks benefited from strong financial markets, and higher commission income and trading results, while insurance companies were helped by strong financial markets lifting their investment results. The Fund remains overweighted in the chemical/pharmaceutical sector. We believe that global pharmaceutical companies with a strong product pipeline should continue to deliver attractive investment returns. We maintain our strategic underweighting in utilities as earnings momentum is clearly flattening. In addition, the planned taxation of nuclear decommissioning underlines the exposure of a cash-rich industry to a government committed to reduce budget deficits by using all options available. Also, we continue to underweight the retail sector for structural reasons. Certain consumer-oriented shares, however, such as producers of luxury goods remain overweighted on a selective basis, provided they display double-digit sales and earnings growth.

                          DISCOUNT TO NET ASSET VALUE

     Some shareholders have expressed concern about the high discounts to net asset value that closed-end country funds have been trading at in recent years. While the Directors of your Fund share these concerns, they must also balance the interests of all shareholders. As we know, and as was stated in your Fund's initial offering prospectus, 'shares of closed-end funds frequently trade at a discount from net asset value.' Sometimes the discounts widen when investors seek opportunities elsewhere and there is an imbalance in demand. This has been true since 1994, as the U.S. stock market has been steadily out-performing the Western European markets. To the extent the sentiment changes and more investors return to seek greater value overseas, a higher demand for Western European country funds could help over-all discounts to narrow. This would have a positive effect on your market price return.

     For example, during the 12 months to June 30, 1997, your Fund's discount narrowed from 19.8% to 18.0%. As a result, while the net asset value per share increased 32.3% during the period, the market value increased 37.0%. (Both calculations have been adjusted to include distributions). Thus not only is there value in a discount--the ability to effectively own shares of portfolio securities at 82% of their market price--there is the added benefit that during times of a decline in the discount, total market value return exceeds net asset value return. Obviously, we cannot predict what will happen, but we want shareholders to realize that the existence of a discount can also present an opportunity.

     Your Independent Directors review your Fund's discount at every Board meeting and regularly consider steps aimed at reducing it. These steps include open-market purchases of shares and increased marketing efforts. While special SEC constraints do place some limitations on the extent of Fund repurchases, we have tried to be active in the market. During the 12 months ended June 30, 1997, your Fund repurchased 674,872 of its shares. A public relations firm has also been retained and has assisted in obtaining favorable media coverage for your

Fund.

     In conclusion, the Board believes that the closed-end format is intentionally different from the open-end one. Its advantages are: i) flexibility of portfolio management where cash position and security selection do not depend on liquidity considerations and ii) predictable and relatively constant asset size and resulting expense ratio. This has been the nature of your Fund from the outset. The Board believes your Fund should be run in the best interests of all shareholders and is working diligently towards that end.

----------------------------------------------------------
THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997

---------------------------------------------------------
                                                VALUE
   SHARES               DESCRIPTION            (NOTE 1)

---------------------------------------------------------
INVESTMENTS
IN GERMAN
SECURITIES--   92.1% OF NET ASSETS

               COMMON STOCKS--83.2%

               APPAREL--2.5%
       34,500  Adidas AG.................... $  3,822,550
        2,212  Hugo Boss AG.................    2,590,551
                                             ------------
                                                6,413,101
                                             ------------
               AUTOMOTIVE--18.2%
        3,790  Bayerische Motoren Werke
                 AG.........................    3,139,658
      303,000  DaimlerBenz AG...............   24,613,641
       26,000  Volkswagen AG................   19,956,370
                                             ------------
                                               47,709,669
                                             ------------

               BANKING--12.0%
      247,000  Bayerische Vereinsbank AG....   10,110,282
      287,000  Commerzbank AG...............    8,139,273
      385,820  Dresdner Bank AG.............   13,356,074
                                             ------------
                                               31,605,629
                                             ------------

               CHEMICAL--18.1%

      302,000  BASF AG......................   11,173,948
      273,000  Bayer AG.....................   10,503,737
       58,000  Degussa AG...................    3,073,311
       21,432  Henkel KGaA..................    1,138,102
      507,000  Hoechst AG...................   21,532,729
                                             ------------
                                               47,421,827
                                             ------------
               ELECTRICAL--6.4%
       28,000  SAP AG.......................    5,626,041
      187,200  Siemens AG...................   11,128,400
                                             ------------
                                               16,754,441
                                             ------------
               INSURANCE--2.3%
       15,000  Allianz AG Holding...........    3,143,120
        1,000  Munchener Ruckversiche-
                 rungs AG...................    2,807,279
                                             ------------
                                                5,950,399
                                             ------------

               MERCHANDISING--2.3%
       55,000  Metro AG.....................    6,033,928
                                             ------------

---------------------------------------------------------
                                                VALUE
   SHARES               DESCRIPTION            (NOTE 1)
---------------------------------------------------------
               PHARMACEUTICALS--3.5%
        5,500  Altana AG.................... $  5,872,897
       32,000  Schering AG..................    3,423,388
                                             ------------
                                                9,296,285
                                             ------------
               STEEL-MANUFACTURING--6.6%
       31,300  Mannesmann AG................   13,961,823
       14,000  Thyssen AG...................    3,319,364
                                             ------------
                                               17,281,187
                                             ------------
               TELECOMMUNICATIONS--6.3%
      682,000  Deutsche Telekom AG..........   16,444,113
                                             ------------
               UTILITIES--5.0%
       56,000  Rheinisch-Westfalisches
                 Elektrizitatswerk AG.......    2,411,160
      191,000  VEBA AG......................   10,745,737
                                             ------------
                                               13,156,897
                                             ------------

               Total Common Stocks
                 (cost $137,427,720)........  218,067,476
                                             ------------

               PREFERRED STOCKS--4.2%

               CHEMICAL--1.1%
       50,875  Henkel KGaA..................    2,891,455
                                             ------------
               ELECTRICAL--2.1%
       27,000  SAP AG.......................    5,611,114
                                             ------------
               MEDICAL EQUIPMENT--1.0%
       11,200  Fresenius AG.................    2,546,185
                                             ------------
               Total Preferred Stocks
                 (cost $8,763,147)..........   11,048,754
                                             ------------

               WARRANTS ON COMMON
               STOCKS*--4.7%

               INSURANCE--3.7%
      102,550  Allianz AG Holding of 1993
                 expires February 18,
                 1998.......................    9,743,398
                                             ------------

------------------
 * Non-income producing securities.
  See Notes to Financial Statements.

---------------------------------------------------------
                                                VALUE
   SHARES               DESCRIPTION            (NOTE 1)

---------------------------------------------------------
               UTILITIES--1.0%
        7,500  VEBA AG of 1993
               expires April 6, 1998........ $  2,630,748
                                             ------------

               Total Warrants on
               Common Stocks
               (cost $7,757,868)............   12,374,146
                                             ------------
               Total Investments in
                 German Securities

                 (cost $153,948,735)........  241,490,376
                                             ------------

-------------
  DEUTSCHE
    MARKS
     (IN
 THOUSANDS)
-------------

               TIME DEPOSIT--2.8%
       12,761  BNP Bank
                 (Luxembourg)--2.9375%
                 7/7/97
                 (cost $7,364,381)..........    7,325,908
                                             ------------
-------------
U.S. DOLLARS
     (IN
 THOUSANDS)
-------------

               REPURCHASE
               AGREEMENTS**--27.2%
       14,465  Agreement with Lehman
                 Brothers, Inc., 5.95%
                 dated 6/30/97, due 7/1/97
                 in the amount of
                 $14,467,514, collateralized
                 by TVA of $15,030,000,
                 6.375% due 6/15/05.........   14,465,123

       57,000  Agreement with
                 J.P. Morgan Securities,
                 Inc., 6.05%
                 dated 6/30/97, due 7/1/97
                 in the amount of
                 $57,009,579,
                 collateralized by FNMA
                 of $55,775,000, 7.79% due
                 9/27/06....................   57,000,000
                                             ------------

               Total Repurchase
                 Agreements
                 (cost $71,465,123).........   71,465,123
                                             ------------
---------------------------------------------------------
                                                VALUE

                        DESCRIPTION            (NOTE 1)
---------------------------------------------------------

               Total Investments--122.1%
               (cost $232,778,239).......... $320,281,407

               Liabilities in excess of cash
                 and other
                 assets--(22.1%)............  (58,016,499)
                                             ------------

               NET ASSETS--100%............. $262,264,908
                                             ------------
                                             ------------

------------------
 ** Investment of cash collateral received for portfolio securities on loan.
   See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $232,778,239)...............................................................   $320,281,407
Cash (includes $10,676,257 equivalent in an interest-bearing Deutsche mark account
  with Deutsche Bank AG)................................................................................     11,187,259
Receivable for securities sold..........................................................................      2,070,200
Interest receivable.....................................................................................        507,515
Dividends receivable....................................................................................        296,261
Foreign withholding tax refund receivable...............................................................        204,842
Other assets............................................................................................          2,662
                                                                                                           ------------
     Total assets.......................................................................................    334,550,146
                                                                                                           ------------
LIABILITIES
Payable upon return of securities loaned................................................................     71,465,123
Payable for securities lending brokers' rebate and agency fees..........................................        416,466
Management fee payable..................................................................................        121,433
Investment advisory fee payable.........................................................................         61,566
Payable for shares repurchased..........................................................................         70,800
Accrued expenses and accounts payable...................................................................        149,850
                                                                                                           ------------
     Total liabilities..................................................................................     72,285,238
                                                                                                           ------------

NET ASSETS..............................................................................................   $262,264,908
                                                                                                           ------------
                                                                                                           ------------
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)...............................................   $152,450,016
Cost of 259,212 shares held in treasury.................................................................     (3,471,766)
Undistributed net investment income.....................................................................      2,009,734
Undistributed net realized gain on investments and Deutsche mark transactions...........................     23,994,848
Net unrealized appreciation of investments and Deutsche mark currency...................................     87,282,076
                                                                                                           ------------
Net assets..............................................................................................   $262,264,908
                                                                                                           ------------
                                                                                                           ------------
Net asset value per share ($262,264,908 divided by 14,581,698 shares of common stock
  issued and outstanding)...............................................................................         $17.99
                                                                                                                 ------
                                                                                                                 ------

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GERMANY FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                             For the
                                                                                                         six months ended
                                                                                                          June 30, 1997
                                                                                                         ----------------
NET INVESTMENT INCOME
Income
  Dividends (net of foreign withholding taxes of $345,986).............................................    $  3,113,875
  Interest.............................................................................................         342,082
                                                                                                         ----------------
     Total income......................................................................................       3,455,957
                                                                                                         ----------------
Expenses
  Management fee.......................................................................................         684,138
  Investment advisory fee..............................................................................         349,396
  Custodian and Transfer Agent's fees and expenses.....................................................          80,854
  Directors' fees and expenses.........................................................................          70,417
  Legal fee............................................................................................          41,395
  Audit fee............................................................................................          30,500
  Reports to shareholders..............................................................................         110,709
  NYSE listing fee.....................................................................................          14,256
  Miscellaneous........................................................................................          64,558
                                                                                                         ----------------
     Total expenses....................................................................................       1,446,223
                                                                                                         ----------------
Net investment income..................................................................................       2,009,734

                                                                                                         ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  DEUTSCHE MARK TRANSACTIONS

Net realized gain (loss) on:
  Investments..........................................................................................      21,705,842
  Deutsche mark transactions...........................................................................      (2,129,613)
Net change in unrealized appreciation/depreciation on:
  Investments..........................................................................................      11,838,804
  Translation of other assets and liabilities from Deutsche marks......................................          13,713
                                                                                                         ----------------
Net gain on investments and Deutsche mark transactions.................................................      31,428,746
                                                                                                         ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................    $ 33,438,480
                                                                                                         ----------------
                                                                                                         ----------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            For the            For the
                                                                                        six months ended     year ended
                                                                                         June 30, 1997      Dec. 31, 1996
                                                                                        ----------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income..............................................................     $    2,009,734    $   1,191,843
  Net realized gain (loss) on:
     Investments.....................................................................         21,705,842       19,641,354
     Deutsche mark transactions......................................................         (2,129,613)      (1,243,377)
  Net change in unrealized appreciation/depreciation on:
     Investments.....................................................................         11,838,804       29,432,368
     Translation of other assets and liabilities from Deutsche marks.................             13,713         (181,807)
                                                                                        ----------------    -------------
  Net increase in net assets resulting from operations...............................         33,438,480       48,840,381
                                                                                        ----------------    -------------
Distributions to shareholders from:
  Net realized short term capital gains*.............................................          --              (4,835,800)
  Net realized long term capital gains...............................................          --             (12,094,795)
                                                                                        ----------------    -------------
                                                                                               --             (16,930,595)
                                                                                        ----------------    -------------

Capital share transactions:
  Net proceeds from reinvestment of dividends (657,368 and 647,796 shares,
     respectively)...................................................................          8,710,126        7,822,971
  Cost of shares repurchased (275,712 and 474,460 shares, respectively)..............         (3,683,354)      (5,619,012)
                                                                                        ----------------    -------------
  Net increase in net assets from capital share transactions.........................          5,026,772        2,203,959
                                                                                        ----------------    -------------
Total increase.......................................................................         38,465,252       34,113,745
NET ASSETS
Beginning of period..................................................................        223,799,656      189,685,911
                                                                                        ----------------    -------------
End of period (including undistributed net investment income of $2,009,734 and $-0-,
  respectively)......................................................................     $  262,264,908    $ 223,799,656
                                                                                        ----------------    -------------
                                                                                        ----------------    -------------

* Characterized as ordinary income for tax purposes.
  See Notes to Financial Statements.

---------------------------------------------------------
THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
---------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the 'Fund') was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and dissolved the charter of incorporation in Delaware, and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund. Investments in securities having a maturity of 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

REPURCHASE AGREEMENTS: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in Deutsche mark ('DM') and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

     Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Morgan Grenfell Inc. (the 'Manager') and an Investment Advisory Agreement with Deutsche Asset Management GmbH (the 'Investment Adviser').The Manager and the Investment Adviser are affiliated companies.

     The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

     Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders, and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1997, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, received $210,731 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

     For the six months ended June 30, 1997, interest income earned on the Deutsche mark account with Deutsche Bank AG was $78,987.

     Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1997 were $63,116,831 and $74,657,358, respectively.

NOTE 5. PORTFOLIO SECURITIES LOANED

At June 30, 1997, the market value of the securities loaned and amount of collateral received with respect to such loans were $67,258,110 and $71,465,123, respectively. For the six months ended June 30, 1997, net earnings to the Fund from investing such collateral were $169,091, after deducting borrowers' rebate and agency fees of $2,650,044 and $109,755, respectively.

NOTE 6. CAPITAL

During the six months ended June 30, 1997 and the year ended December 31, 1996, the Fund purchased 275,712 and 474,460 of its shares of common stock on the open market at a total cost of $3,683,354 and $5,619,012, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 19.0% and 20.4%, respectively. These shares were held in treasury. During the six months ended June 30, 1997 and the year ended December 31, 1996, the Fund issued 657,368 and 647,796 shares, respectively to shareholders as a result of dividend reinvestment.

NOTE 7. DIVIDEND

On July 14, 1997 the Board of Directors of the Fund declared a dividend of $0.31 per share to stockholders of record on September 3, 1997, payable on September 16, 1997.

---------------------------------------------------------
THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                    FOR THE SIX
                      MONTHS
                    ENDED JUNE          FOR THE YEAR ENDED DECEMBER 31,
                     30, 1997      1996       1995       1994       1993       1992
                    -----------  ---------  ---------  ---------  ---------  ---------
PER SHARE
 OPERATING
 PERFORMANCE:
NET ASSET VALUE:
   BEGINNING OF
    PERIOD.......   $     15.76  $   13.52  $   12.89  $   12.87  $    9.78  $   10.95
                           ----       ----       ----       ----       ----       ----
   NET
    INVESTMENT
    INCOME.......           .14        .08        .12        .11        .12        .12
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS AND
 DEUTSCHE MARK
 TRANSACTIONS....          2.13       3.34       1.64        .69       3.25       (.91)

                           ----       ----       ----       ----       ----       ----
INCREASE
 (DECREASE) FROM
 INVESTMENT
 OPERATIONS......          2.27       3.42       1.76        .80       3.37       (.79)
                           ----       ----       ----       ----       ----       ----
INCREASE
 RESULTING FROM
 SHARE
 REPURCHASES.....           .06        .10          -        .01          -          -
                           ----       ----       ----       ----       ----       ----
DISTRIBUTIONS
 FROM NET
 INVESTMENT
 INCOME..........             -          -       (.12)      (.12)      (.06)      (.12)
DISTRIBUTIONS
 FROM NET
 REALIZED FOREIGN
 CURRENCY
 GAINS+..........             -          -       (.08)      (.05)         -       (.06)
DISTRIBUTIONS
 FROM NET
 REALIZED SHORT
 TERM GAINS+.....             -       (.34)      (.15)      (.28)         -          -
DISTRIBUTIONS
 FROM NET
 REALIZED LONG
 TERM GAINS......             -       (.85)      (.71)      (.34)      (.22)      (.20)
                            ---        ---        ---        ---        ---        ---
TOTAL
 DISTRIBUTIONS...             -      (1.19)     (1.06)      (.79)      (.28)      (.38)
                            ---        ---        ---        ---        ---        ---
DILUTION IN NAV
 FROM DIVIDEND
 REINVESTMENT....          (.10)      (.09)      (.07)         -          -          -
                            ---        ---        ---        ---        ---        ---
NET ASSET VALUE:
 END OF PERIOD...   $     17.99  $   15.76  $   13.52  $   12.89  $   12.87  $    9.78
                            ---        ---        ---        ---        ---        ---
                            ---        ---        ---        ---        ---        ---
MARKET VALUE:
 END OF PERIOD...   $     14.75  $  12.625  $  11.375  $   10.75  $   12.50  $   10.13
TOTAL INVESTMENT
 RETURN FOR THE
 PERIOD:++
 BASED UPON
   MARKET VALUE..        16.83%     21.55%     15.72%    (8.63)%     26.22%   (15.96)%
 BASED UPON NET
   ASSET VALUE...        14.15%     25.47%     13.12%      6.37%     36.84%    (8.80)%
RATIO TO AVERAGE
 NET ASSETS:
 TOTAL
   EXPENSES......         1.20%*     1.26%      1.23%      1.28%      1.36%      1.39%
 NET INVESTMENT

   INCOME........         1.67%*      .56%       .88%       .79%      1.09%      1.06%
PORTFOLIO
 TURNOVER........           28%      55.4%        41%        31%        39%        49%
AVERAGE BROKERAGE
 COMMISSIONS**...   $    0.1484  $  0.2674          -          -          -          -
NET ASSETS AT END
 OF PERIOD (000'S
 OMITTED)........   $   262,265  $ 223,800  $ 189,686  $ 173,935  $ 171,863  $ 128,561

------------------

 + CHARACTERIZED AS ORDINARY INCOME FOR TAX PURPOSES.

++ TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING THAT SHARES OF THE FUND'S
   COMMON STOCK WERE PURCHASED AT THE CLOSING MARKET PRICE AS OF THE BEGINNING OF THE PERIOD, DIVIDENDS, CAPITAL GAINS AND OTHER DISTRIBUTIONS WERE REINVESTED AS PROVIDED FOR IN THE FUND'S DIVIDEND REINVESTMENT PLAN AND THEN SOLD AT THE CLOSING MARKET PRICE PER SHARE ON THE LAST DAY OF THE PERIOD. THE COMPUTATION DOES NOT REFLECT ANY SALES COMMISSION INVESTORS MAY INCUR IN PURCHASING OR SELLING SHARES OF THE FUND. THE TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE IS SIMILARLY COMPUTED EXCEPT THAT THE FUND'S NET ASSET VALUE IS SUBSTITUTED FOR THE CLOSING MARKET VALUE.

 * ANNUALIZED.

** REPRESENTS AVERAGE BROKERAGE COMMISSION RATE PER SHARE OF TOTAL SECURITY
   TRADES ON WHICH BROKERAGE COMMISSIONS WERE CHARGED. THIS INFORMATION IS ONLY PRESENTED FOR THE PERIODS BEGINNING WITH THE YEAR ENDED DECEMBER 31, 1996.

---------------------------------------------------------
REPORT OF
STOCKHOLDERS' MEETING (UNAUDITED)
---------------------------------------------------------

The Fund held its Annual Meeting of Stockholders on June 20, 1997. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                       VOTING RESULTS*
                                -----------------------------
                                         AGAINST/
                                 FOR     WITHHELD   ABSTAINED
                                ------   --------   ---------
1. Election of the following
   Directors:
    Detlef Bierbaum...........   9,965      611          -
    Dr. Ronaldo H. Schmitz....   9,959      616          -
    Edward C. Schmults........   9,989      586          -
    Hans G. Storr.............  10,001      575          -
2. Selection of Independent

   Accountants................   9,996      185        364

* In thousands of shares.

EXECUTIVE OFFICES--
31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER--
Deutsche Morgan Grenfell Inc.

INVESTMENT ADVISER--
Deutsche Asset Management GmbH

CUSTODIAN AND TRANSFER AGENT--
Investors Bank & Trust Company

LEGAL COUNSEL--
Sullivan & Cromwell

DIRECTORS AND OFFICERS--
DR. RONALDO H. SCHMITZ, Chairman,
  President and Director
DETLEF BIERBAUM, Director
JOHN A. BULT, Director
PROF. DR. CLAUS KOEHLER, Director
EDWARD C. SCHMULTS, Director
HANS G. STORR, Director
CHRISTIAN STRENGER, Director
DR. JUERGEN F. STRUBE, Director
ROBERT H. WADSWORTH, Director
WERNER WALBROEL, Director
OTTO WOLFF von AMERONGEN, Director
G. RICHARD STAMBERGER, Executive Vice President and Chief Executive Officer
ROBERT R. GAMBEE, Chief Operating Officer
  and Secretary
JOSEPH M. CHEUNG, Chief Financial Officer and Treasurer

                                ---------------

All investment management decisions are made by a committee of United States and German advisors.

 This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report of investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/Dollar exchange rate.

           ---------------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
           ---------------------------------------------------------
THE FUND

    The Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol 'GER'. The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed by Deutsche Morgan Grenfell Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

    Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation 'Germany Fd'. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called 'Closed End Funds'. Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

    For periodic updates please also visit our Web site: http://www.gerfund.com.

 THERE ARE THREE CLOSED-END FUNDS FOR YOUR SELECTION:

 o Germany Fund-investing exclusively in German equities, primarily the 'blue chip' corporations.

 o New Germany Fund-investing primarily in the middle-market German companies,

     and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

 o Central European Equity Fund-investing primarily in Central and Eastern Europe as well as Russia.

     Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
14950

                                    [LOGO]

                                 THE GERMANY
                                  FUND, INC.

                              SEMI-ANNUAL REPORT

                                JUNE 30, 1997